UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  June 27, 2006
(Date of earliest event reported)



 Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2006-GG7
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                         (Exact name of issuing entity)

                   Greenwich Capital Financial Products, Inc.
                   ------------------------------------------
               (Exact name of sponsor as specified in its charter)

                         Goldman Sachs Mortgage Company
                         ------------------------------
               (Exact name of sponsor as specified in its charter)

                   Greenwich Capital Commercial Funding Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware               333-131400-01              06-1565524
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

  600 Steamboat Road, Greenwich CT                                     06830
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(Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number, including area code  (203) 625-7200
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.
          ------------

      On July 12, 2006, a single series of mortgage pass-through certificates, entitled Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2006-GG7 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of July 1, 2006, among Greenwich Capital Commercial Funding Corp., as depositor (the "Registrant"), Midland Loan Services, Inc., as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee, paying agent and certificate registrar. The Certificates consist of 28 classes (each, a "Class") of Certificates, thirteen of which Classes are designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates" the "Class A-4 Certificates," the "Class A-1-A Certificates," the "Class A-M Certificates," the "Class A-J Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class X Certificates," the "Class V Certificates," the "Class "R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 134 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $3,611,656,138. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GCFP Mortgage Loans") were acquired by the Registrant from Greenwich Capital Financial Products Inc.. ("GCFP") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between the Registrant and GCFP and certain of the Mortgage Loans (the "GSMC Mortgage Loans") were acquired by the Registrant from Goldman Sachs Mortgage Company ("GSMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between the Registrant and GSMC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GCFP and GSMC was derived from the sale of Certificates by the Registrant to Goldman Sachs & Co. Incorporated ("GS&Co"), Greenwich Capital Markets, Inc. ("Greenwich"), Bear, Stearns & Co. Inc. ("BS&Co"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Morgan Stanley & Co. Inc. ("MS&Co") and Wachovia Capital Markets, LLC ("Wachovia") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated June 27, 2006, among the Registrant, GS&Co, Greenwich, BS&Co, Merrill Lynch, MS&Co, and Wachovia (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated June 27, 2006, among the Registrant, Greenwich and GS&Co (pertaining to the Private Certificates, which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). The net proceeds of the sale of the Private Certificates were applied to the purchase of the Mortgage Loans from GCFP and GSMC. On July 12, 2006, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 27, 2006, supplementing the Prospectus, dated April 28, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 9.01.  Financial Statements and Exhibits.
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits
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Item 601(a) of
Regulation S-K
Exhibit No.     Description
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(1.1)           Underwriting Agreement, dated June 27, 2006 (the "Underwriting
                Agreement"), between Greenwich Capital Commercial Funding Corp.,
                Goldman Sachs & Co. Incorporated, Greenwich Capital Markets,
                Inc., Bear, Stearns & Co. Inc., Merrill Lynch, Pierce, Fenner &
                Smith Incorporated, Morgan Stanley & Co. Inc. and Wachovia
                Capital Markets, LLC.
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(4.1)           Pooling and Servicing Agreement, dated as of July 1, 2006, among
                Greenwich Capital Commercial Funding Corp., as depositor,
                Midland Loan Services, Inc., as master servicer, LNR Partners,
                Inc., as special servicer, and LaSalle Bank National
                Association, as trustee.
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(8.1)           Opinion of Cadwalader, Wickersham & Taft LLP, dated as of July
                12, 2006, relating to validity and tax matters.
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(99.1)          Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Greenwich Capital Financial Products, Inc., as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser

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(99.2)          Mortgage Loan Purchase Agreement, dated as of July 1, 2006, between Goldman Sachs Mortgage Company, as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.
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

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GREENWICH CAPITAL COMMERCIAL
                                     FUNDING CORP.

Date: July 25, 2006



                                   By: /s/ Andrew Snow
                                      ------------------------------------------
                                   Name:   Andrew Snow
                                   Title:  Senior Vice President

                                  Exhibit Index


Item 601(a) of
Regulation S-K                                           Paper (P) or
Exhibit No.     Description                              Electronic (E)
-----------     -----------                              --------------

1.1             Underwriting Agreement                   E

4.1             Pooling and Servicing Agreement          E

8.1             Opinion of Cadwalader, Wickersham & Taft E
                LLP, dated as of July 12, 2006, relating to validity and tax matters.

99.1            GCFP Mortgage Loan Purchase Agreement    E

99.2            GSMC Mortgage Loan Purchase Agreement    E